SUPPLEMENT TO
FIDELITY'S BROADLY DIVERSIFIED INTERNATIONAL EQUITY FUNDS
DECEMBER 30, 1998 PROSPECTUS

The following information supplements the information found under the heading "Average Annual Returns" in the "Performance" section on page P-7.

Going forward, Diversified International Fund's performance will be compared to the Morgan Stanley Capital International Europe, Australasia, and Far East (EAFE) Index rather than the Morgan Stanley Capital International GDP-Weighted Europe, Australasia, and Far East Index. Changing Diversified International Fund's benchmark to the Morgan Stanley Capital International EAFE Index will align the fund's benchmark with that of other broadly diversified international funds in its competitive universe.

The following information replaces similar information found under the heading "Principal Investment Risks" in the "Investment Details" section on page P-11.

FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. For example, many foreign countries are less prepared than the United States to properly process and calculate information related to dates from and after January 1, 2000, which could result in difficulty pricing foreign investments and failure by foreign issuers to pay timely dividends, interest or principal. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.

The following information replaces similar information found under the heading "Policies" in the "Account Features and Policies" section on page P-18.

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses.

Effective September 1, 1999, the following information replaces similar information found under the heading "Fund Management" in the "Fund Services" section on page P-20.

   Penny Dobkin is vice president and lead manager of Worldwide, which she has managed since May 1990. She also manages the international equity portion for this fund. Previously, she managed other Fidelity funds. Ms. Dobkin joined Fidelity in 1980.

   Douglas Chase is manager of the U.S. equity portion of Worldwide, which he has managed since September 1999. Previously, he managed other Fidelity funds. Mr. Chase joined Fidelity as an equity analyst in 1993 after receiving his MBA from the University of Michigan.

The following information replaces the last paragraph found under the heading "Fund Management" in the "Fund Services" section on page P-20.

For International Value Fund, Overseas Fund and Diversified International Fund, the fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well International Value Fund and Overseas Fund has performed relative to the Morgan Stanley Capital International EAFE Index or Diversified International Fund has performed relative to a blend of the performance of the Morgan Stanley Capital International GDP-Weighted EAFE Index and the Morgan Stanley Capital International EAFE Index.

For the period prior to August 1, 1999, Diversified International Fund compares its performance to the Morgan Stanley Capital International GDP-Weighted EAFE Index. For the period beginning August 1, 1999, Diversified International Fund compares its performance to the Morgan Stanley Capital International EAFE Index. Because the performance adjustment is based on a rolling 36 month measurement period, during a transition period Diversified International Fund's performance will be compared to a blended index return that reflects the performance of the Morgan Stanley Capital International EAFE Index for the portion of the 36 month performance measurement period beginning August 1, 1999 and the performance of the Morgan Stanley Capital International GDP-Weighted EAFE Index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the Morgan Stanley Capital International GDP-Weighted EAFE Index will be eliminated from the performance adjustment calculation, and the calculation will include only the performance of the Morgan Stanley Capital International EAFE Index.

The following information replaces the fifth paragraph found under the heading "Fund Management" in the "Fund Services" section on page P-21.

The performance adjustment rate is calculated monthly by comparing over the performance period International Value Fund's, Overseas
Fund's and Diversified International Fund's performance to that of the Morgan Stanley Capital International EAFE Index.

The following information replaces similar information found under the heading "Fund Management" in the "Fund Services" section on page P-21.

For Diversified International Fund, International Value Fund, and
Overseas Fund, the performance period is the most recent 36-month period.

The total management fee for the fiscal year ended October 31, 1998 was 0.74% of the fund's average net assets for International Growth & Income Fund, 0.83% of the fund's average net assets for Diversified International Fund, 0.82% of the fund's average net assets for International Value Fund, 0.90% of the fund's average net assets for Overseas Fund, and 0.74% of the fund's average net assets for Worldwide Fund.